UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023
____________________________

SEAGATE TECHNOLOGY HOLDINGS
PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

38/39 Fitzwilliam Square	D02 NX53
Dublin 2
Ireland
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (353) (1) 234-3136
N/A
(Former name or former address, if changed since last report)
________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On October 23, 2023, Seagate Technology Holdings plc (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on the following 5 proposals and cast their votes as set forth below.
Proposal 1. The eleven (11) directors listed below were elected at the AGM to hold office until the Company’s 2024 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Shankar Arumugavelu	161,519,186	597,026	207,244	25,424,242
Pratik (“Prat”) S. Bhatt	161,536,179	576,280	210,997	25,424,242
Robert A. Bruggeworth	124,842,916	37,273,276	207,264	25,424,242
Judy Bruner	147,614,738	14,507,454	201,264	25,424,242
Michael R. Cannon	138,426,619	23,677,479	219,358	25,424,242
Richard L. Clemmer	152,032,189	10,083,206	208,061	25,424,242
Yolanda L. Conyers	161,470,946	617,989	234,521	25,424,242
Jay L. Geldmacher	143,637,905	18,480,689	204,862	24,424,242
Dylan G. Haggart	161,522,814	601,498	199,144	25,424,242
William D. Mosley	161,510,559	598,782	214,115	25,424,242
Stephanie Tilenius	161,556,270	568,066	199,120	25,424,242
Proposal 2. The advisory resolution to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
155,532,584	6,425,664	365,208	25,424,242

Proposal 3. The option of “One Year” received the highest number of votes in the advisory resolution to approve, in a non-binding vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
159,773,988	215,907	2,076,365	257,196	25,424,242

Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes on the compensation program for its named executive officers every one year.
Proposal 4. The proposal to ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors for the fiscal year ending June 28, 2024, and to authorize, in a binding vote, the Audit and Finance Committee to set the auditors’ remuneration was approved.

FOR	AGAINST	ABSTAIN
172,277,655	15,067,030	403,013
Proposal 5. The proposal to determine the price range at which the Company can re-allot shares held as treasury shares was approved.

FOR	AGAINST	ABSTAIN
175,066,798	11,970,256	710,644

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date: October 24, 2023	By:	/s/ Katherine E. Schuelke
	Name:	Katherine E. Schuelke
	Title:	Senior Vice President, Chief Legal Officer & Company Secretary